2020 First Quarter Earnings Conference Call Wednesday, April 29, 2020 1

Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of the Company that constitute forward‐looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as  amended. These forward‐looking statements relate to, among other things, expectations regarding the business environment in which we operate,  projections of future performance, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision. Forward‐ looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,”  “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward‐looking statements, the Company claims the protection provided for  in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or  achievements may differ significantly from the results, performance or achievements expressed or implied in any forward‐looking statements. The risks and  uncertainties include, but are not limited to: possible deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile  interest rates and related asset‐liability matching risk; liquidity risks; risk of significant non‐earning assets, and net credit losses that could occur, particularly  in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s  allowances for loan losses, including the timing and effects of the implementation of the current expected credit losses model; and regulatory risks associated  with current and future regulations, and the COVID‐19 pandemic and its impact on our financial position, results of operations, liquidity, and capitalization.  For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10‐K. The Company does not  undertake, and specifically disclaims any obligation, to update any forward‐looking statements to reflect the occurrence of events or circumstances after the  date of such statements except as required by law. 2

Q1 2020 Financial Highlights  Net income of $26.0 million, or $0.21 per diluted common share, including $28.0 million provision  Net  for credit losses with the implementation of CECL  Pre‐provision net interest income increased 5% Q‐o‐Q  Income Earnings &   PTPP income increased 8% Q‐o‐Q $26.0MM  Noninterest expense well contained outside of seasonal factors and representing 1.87% of average  Profitability assets  Net interest margin expansion of 15bps Q‐o‐Q, benefiting from outsized purchase accounting  accretion Diluted   New loan originations funded of $625 million reflects well‐balanced mix of loans EPS Loan   CRE loans accounted for 56% of new loan production; C&I 37%; and residential mortgage &  consumer 7% $0.21 Production  Loans receivable increased 10% annualized with vast majority of growth in commercial loans  Total deposits increased 10% annualized and continued the trend of favorable mix shift to lower‐ Gross cost deposits  Increases in lower‐cost core deposits along with decreases in higher‐cost time deposits Loans Deposits  Cost of deposits decreased 15bps Q‐o‐Q  Company continues to benefit from CD repricing gap as time deposits continue to renew at  $12.6B significantly lower rates  Overall asset quality remains healthy   Total criticized loans stable Q‐o‐Q  Deposits  Nonperforming loans increased by $21 million Q‐o‐Q largely driven by reclassification of purchased  $12.8B Asset Quality credit deteriorated (“PCD”) loans due to adoption of CECL  Charge offs of $4.7 million of specific reserves held against PCD loans that were reclassified with  CECL implementation resulted in total net charge offs of $3.4 million 3

Loan Production & Portfolio Trends New Loan Originations Funded  New loan originations funded of $625 million 5.52% 5.46% resulting in 2.5% growth in loans receivable Q‐o‐Q,  ($ millions) 5.22% 4.97% 4.64% 4.79% 4.72% or 10% annualized 4.37% 3.98% $847.6  Aggregate payoffs and paydowns remained at  $792.3 $784.1 $764.3 $69  higher‐than‐usual levels at $624 million, versus  $667.3 $693.9 $182  $168  $181  $62  $266  $624.5 $668 million in 4Q19  $167  $503.9 $42  $138  $442.0 $236  $285  $75  $283  $234  $155  $71   Well diversified mix of loan originations  $135  $176  $478  $513  representing targeted mix of higher‐yielding loans $347  $325  $346  $349  $348  $236  $253   56% CRE / 37% C&I / 7% Consumer 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20  Decrease in average rate on new loan production  CRE C&I Consumer Average Rate reflects extremely competitive business  environment Loan Portfolio Composition  Continued strength in C&I production reflects  4% 7% 7% ongoing success with banking middle‐market  19% 22% 24% commercial borrowers 77% 71% 69%  SBA loan production of $50 million of which $22  million was 7(a) 9/30/2016 12/31/2019 3/31/2020 (First quarter after MOE) 4

COVID-19 Response Pandemic Response  Bank of Hope’s Pandemic  Adjusted Branch Operations Response Plan activated mid‐ Jan well in advance of  Corporate/Non‐Retail Offices national declaration of   Reduction of operating hours COVID‐19 Pandemic  Temporary closure of  Community Aid  Pandemic Response Team  branches in close proximity   Social distancing procedures  closely monitoring situation,  to another branch implemented identifying issues and   Social distancing procedures   Enabled majority of   Donating 20,000+ KN95 masks  developing responses to  implemented employees with remote work  to various community  reduce risks related to  capabilities  organizations COVID‐19  Installation of sneeze guards  at teller stations and   Implemented 50/50 remote  •Senior nursing homes customer service areas work rotation strategy •Hospital/medical centers  Branch staff equipped with  •Community support organizations facial masks and face shields Highest Priority Protecting the health and safety of employees and customers, and risk mitigation of operations 5

COVID-19 Customer Support SBA’s Paycheck Protection  Commercial Borrowers Consumers Program (“PPP”) •Upon request, providing  • Residential Mortgage – Upon  •Began accepting applications  short‐term modifications for  request, providing temporary  4/6/20 COVID‐19 impacted  forbearance plans for COVID‐ borrowers – interest only or  19 impacted borrowers  • Received more than 4,200 PPP  payment deferrals initially for 3 months; Late  applications from customers  charges waived; and Credit  to date •Have provided commercial  reporting suspended during  forbearance period loan modifications aggregating  •As of 4/24/20, have processed  2% of total loans outstanding  2,681 applications,  as of 3/31/20 – primarily in  • Credit Card – Upon request,  aggregating approximately  hotel/ motel and retail  deferring minimum payments  $405 million in government  portfolios for up to 2 billing cycles  relief funding without penalty; Accruing  finance charges added to  outstanding credit card  •Reinforced team with staff  balance; Credit reporting  from other areas of the bank  suspended during the period working around the clock to  help as many customers as  possible for the 2nd round of  funding 6

Commercial Real Estate Portfolio (as of March 31, 2020) Comm'l Real Estate Loan by Property Type Top 7 Comm'l Real Estate Loan by State Special Use & Other $304M 3.5% IL 2% Church Other CRE Other $337M $426M AZ 5% 3.9% 4.9% 2% NJ 3% TX Office Retail‐Multi $460M $1.75B 4% 5.3% 20.2% WA Multifamily 5% $481M 5.5% Retail –Single New York 11% $562M Hotel & Motel California 6.5% $1.71B 68% 19.7% Mixed Use $771M 8.9% Gas Station &  Industrial &  Car Wash Warehouse $852M $1.02B 9.8% 11.8% 7

CRE Portfolio Details

LTV Distribution of Total CRE Loans
Originated Since 2019



75%+
4%
70% - 75%
6%
Under 50%
24%
$2.25 Million
Avg. Size
56.95%
Weight. Avg. LTV
1.93x
Weight. Avg. DCR
65% - 70%
26%
50% - 55%
13%
60% - 65%
15%
55% - 60%
12%

Avg Size, LTV & DCR of Total CRE Loans
Originated Since 2019

($ in millions)	Outstanding $	Avg Loan Size $	Weighted Avg LTV %	Weighted Avg DCR
Hotel & Motel	**284.72**	**2.91**	**54.07**	**2.16**
Multi-tenant Retail	**284.90**	**2.41**	**55.47**	**1.71**
Industrial & Warehouse	251.19	2.96	58.55	2.14
Mixed Use	175.56	2.09	56.36	1.60
Gas Station & Car Wash	144.56	2.26	61.48	1.93
Single-tenant Retail	129.37	2.23	60.99	2.28
Office	98.80	2.10	58.37	1.81
Multi-family	96.53	1.51	54.07	1.48
Special Use & Other	139.89	1.46	56.25	2.15
Total	**1,605.53**	**2.25**	**56.95%**	**1.93**

Multi-tenant Retail Properties

- Multi-tenant retail CRE totaled $1.75 billion as of 3/31/20 and accounted for 18.6% of loans receivable
- Retail portfolio largely represents "strip mall" type of properties *(not shopping malls),* much of which is comprised of service oriented businesses *– traditionally has been less impacted by e-commerce*
- Representative anchor tenants = Local supermarket
- ACL coverage ratio of 1.18% for Multi-tenant Retail CRE portfolio

Hotel/Motel CRE Properties

- Hotel/Motel CRE totaled $1.71 billion as of 3/31/20 and accounted for 13.6% of loans receivable
- 73% of Hotel/Motel portfolio represented by flagged properties
- Majority of Hotel/Motel properties are limited service facilities
- 93% of Hotel/Motel exposure located within Bank of Hope's primary MSAs
- Majority of the portfolio with personal guarantees
- ACL coverage ratio of 0.92% for Hotel/Motel CRE portfolio

Hope Bancorp
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C&I Portfolio (as of March 31, 2020) C&I by Loan Type C&I by Business Type Comm'l Term  Wholesale Trade Comm'l Line  Loan $577M of Credit $706M Finance and Insurance 18.8% $1.01B 23.0% $849M 33.1% 27.7% Retail Trade Others Syndicated &  $410M Comm'l  $156M Leverage  13.4% Leasing 5.1% Lending $12M $482M Arts,  0.4% Entertainment,  Warehouse  15.7% Manufacturing and Recreation Line of Credit $360M SBA Loan $47M $439M Services 11.8% $123M 1.6% 14.3% $269M 4.0% Trade  8.8% Finance Transportation  $142M and Warehousing 4.6% Asset Based Lending LOC $105M Health Care and  $145M 3.4% Social Assistance 4.7% $159M 5.2% Information $130M 4.3% 9

Allowance for Credit Losses

Reserve Build for CECL



($ thousands)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$94,144
0.77% of loans
$26,200
• CECL Day 1 transition adjustment
• Includes ACL for loans
$24,579
• New Loans
• Changes in credit quality (i.e. DCR, LTV, etc.)
• Aging of existing portfolio
• Charge offs and Recoveries
• Changes to macro-economic variables & other qualitative factors related to COVID-19
$144,923
1.15% of loans
ALLL 12/31/19
Day 1 Adjustment
Economic Factors & Portfolio Changes
ACL 3/31/20

Moody's Baseline V2 Scenario Assumptions

- **U.S. Growth** – Economy enters sudden sharp recession due to COVID-19 crisis, turmoil in equity markets and plunge in global oil prices with spike in unemployment; GDP forecasted to decline on an annualized basis of 2.5% in 1Q20 and 18.3% in 2Q20
- **Inflation** – Elevated recession risks as unemployment rises, leaving households cautious about spending, leading to slower consumer price growth
- **Employment** – Sharp jump in unemployment rate in 2Q20 averaging 8.7%
- **Monetary Policy** – 10-year Treasury yield expected to average 0.77% in 4Q20; Fed expected to keep Fed Funds rate unchanged until 2022
- **CRE** – Prices decline 15% in 2020
- **Corporate** – Corporate equipment investment forecast to fall 8.5% in 2020
- **Residential** – House pricing expected to decrease from late 2020 through 3Q21
- **Consumer** – Real consumer spending forecast to drop 0.8% annualized in 1Q20 and 13.7% in 2Q20

Q1 2020 Highlights

- **Allowance for CECL Day 1** adoption increased to $120MM which was comprised of ACL for loans, impairment, and qualitative adjustment of $84MM, $11MM, and $25MM, respectively
- **Economic Factors & Updates,** adoption of macro-economic variables based on Moody's Baseline V2 scenario on top of bank's existing portfolio and **Portfolio Changes** including new loan production, pay offs, and charge offs & recoveries required an addition of $24.6MM on top of Day 1 requirement
- **Provision for credit losses of $28MM** for Q1 resulted in $145MM of ACL under CECL and coverage ratio to loans receivable increased from 0.77% as of 12/31/19 to 1.15% as of 03/31/20

ACL & Coverage Ratio



($ thousands)
$84,541
0.76%
4Q17
$92,557
0.77%
4Q18
$94,144
0.77%
4Q19
$120,344
0.98%
Day 1
Jan 1 2020
$144,923
1.15%
1Q20
ACL
Coverage Ratio

Hope Bancorp

10

Allocation of Allowance by Loan Type Allowance of Loan &  Allocation for Credit Losses  ($ thousands) Lease Losses (ALLL) for Current Expected Credit Loss (CECL) December 31, 2019 January 1, 2020 March 31, 2020 CECL Adoption ‐ Day 1 Coverage  Coverage  Coverage  Loan Type  $ Amount  $ Amount  $ Amount  Ratio Ratio Ratio Commercial Real Estate $ 53,593  0.62% $ 81,385  0.94% $ 94,680  1.09% Residential  $ 204  0.39% $ 227  0.43% $ 391  0.69% Commercial  $ 51,712  0.62% $ 79,194  0.95% $ 92,637  1.11% Construction  $ 1,677  0.57% $ 1,964  0.66% $ 1,652  0.59% Commercial & Industry  $ 33,032  1.21% $ 32,010  1.18% $ 42,935  1.40% Residential Mortgage  $ 5,942  0.71% $ 5,387  0.65% $ 5,776  0.73% Consumer  $ 1,577  2.87% $ 1,563  2.85% $ 1,532  3.18% Total Allowance  $ 94,144  0.77% $ 120,345  0.98% $ 144,923  1.15% Coverage Ratio to Loans  Receivable 0.77% 0.98% 1.15% 11

Asset Quality

Nonperforming Assets

($ millions)



$137.9 $129.1 $118.2 $113.0 $138.5 $111.7 $96.7 $122.1 $141.9
$8.3 $8.7 $9.0 $7.8 $6.3 $5.6 $19.4 $24.1 $23.0
$129.6 $120.4 $109.2 $105.2 $132.2 $106.0 $77.4 $98.0 $118.9
0.95% 0.87% 0.78% 0.74% 0.90% 0.73% 0.63% 0.78% 0.89%
1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20
NPLs
OREO
NPAs/Total Assets

Provision Expense & Net Charge Offs

($ millions)



$2.5 $2.3 $7.3 $2.8 $3.0 $1.2 $2.1 $1.0 $28.0
0.02% -0.04% 0.22% 0.03% 0.02% 0.05% 0.06% 0.02% 0.11%
1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20
Provision Expense
Net Charge Offs (Recoveries) (annualized)

Criticized Loans

($ millions)



$540.7 $497.2 $520.5 $481.4 $558.6 $510.3 $408.5 $400.7 $401.1
$344.6 $357.7 $302.7 $318.3 $353.2 $323.8 $268.6 $259.3 $278.8
4.79% 4.26% 4.36% 3.98% 4.63% 4.26% 3.37% 3.26% 3.19%
$196.1 $139.5 $217.8 $163.1 $205.4 $186.5 $139.8 $141.5 $122.3
1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20
Classified
Special Mention
Total Criticized Loans as a % of Gross Loans

- Underlying health of broader portfolio remains solid as of 3/31/2020
- Total criticized loans stable Q-o-Q
- Increase in nonperforming loans includes $14.7 million related to reclassification of PCD (purchased credit deteriorated) loans due to adoption of new CECL accounting standards
- Credit losses continued to be nominal, with net charge offs of $3.4 million, or 11bps of average loans on an annualized basis
  - 1Q20 includes charge off of $4.7 million specific reserves held against PCD loans reclassified under the new CECL methodology

Hope Bancorp

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Net Interest Income and Margin Key Net Interest Income Drivers Net Interest Income & NIM Average Loan Yield & Average 1M LIBOR Rate  ($ millions) 5.31% 5.32% 5.27% 5.16% 5.16% 5.21% $122.8 $123.1 5.04% 5.06% $121.9 5.04% $120.1 $119.6 $119.3 2.50% $117.2 $116.3 2.35% 2.44% 2.18% 1.79% 1.41% $113.5 1.97% 3.66% 3.61% 3.47% 3.41% 3.39% 1.66% 2.11% 3.31% 3.25% 3.16% 3.31% 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 Avg Loan Yield Avg 1M LIBOR Rate Net Interest Income NIM Average Interest Bearing Deposits &   1Q20 net interest margin increased 15bps Q‐o‐Q  Cost of Deposits benefiting from additional purchase accounting discount  ($ billions) $9.4 accretion related to the payoff of an acquired loan $9.2 $9.1 $9.1 $8.8 $9.0 $9.1 $8.5 $8.2 1.57% 1.62% 1.62%  Core net interest margin (excluding acquisition  1.40% 1.49% 1.24% 1.34% 1.06% accounting adjustments) increased 8bps Q‐o‐Q largely  0.91% due to the reduction in deposit costs  NIM compression expected for 2Q20 with full quarter’s  1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 impact of 150bps Fed Funds rate cuts in Mar 2020,  Average Interest Bearing Deposits Cost of Deposits partially offset by considerable decrease in total cost of  deposit below 100 basis points  13

Noninterest Income Noninterest Income ($ millions)  Noninterest income stable at $13.3  $19.9 million, up modestly from 4Q19  Decrease in service fees reflect reduction  $15.3 in NSF and analysis fees $10.4 $13.4                                 $13.0 $13.0 $13.3  Sold $73.9 million in residential loans and  $12.3 $11.6                    $6.7 $11.4 recognized gain on sale income of $1.86  $6.1 million $6.6 $7.3 $1.2 $6.8 $7.5 $0.4 $6.2 $6.4  Other income and fees increased to $7.3  $0.5 $3.5 $3.5 million $2.3 $0.4 $1.9 $0.4 $0.7 $1.1 $0.8 $1.9  Recognized $354,000 income from fair  value change of equity investments vs. loss  $4.8 $4.6 $4.6 $4.6 $4.3 $4.4 $4.7 $4.5 $4.1 of $104,000 in 4Q19 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 Service fees on dep accts Gain on sale of SBA loans Gain on sale of other loans Other income and fees 14

Noninterest Expense and Efficiency


Noninterest Expense and Efficiency Ratio
($ millions)
$68.5 $71.6 $67.5 $70.2 $70.8 $71.4 $70.0 $70.4 $72.1
48.92% 51.87% 49.38% 52.57% 54.06% 55.11% 54.15% 55.68% 54.42%
1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20
Noninterest Expense
Efficiency Ratio


Breakdown of Noninterest Expense and FTE
($ millions)
$29.1 $31.1 $30.5 $33.6 $30.4 $32.1 $28.4 $30.6 $29.6
1,502 FTE 1,491 FTE 1,512 FTE 1,494 FTE 1,468 FTE 1,446 FTE 1,439 FTE 1,441 FTE 1,458 FTE
$39.4 $40.6 $37.0 $36.6 $40.4 $39.3 $41.6 $39.8 $42.5
1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20
Compensation
Other
FTE


Noninterest Expense to Average Assets
($ billions)
$14.2 $14.6 $15.0 $15.2 $15.3 $15.2 $15.2 $15.2 $15.4
1.93% 1.96% 1.80% 1.85% 1.85% 1.88% 1.85% 1.85% 1.87%
1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20
Average Assets
NIE to Avg Assets Annualized

- Noninterest expense increased to $72.1 million in 1Q20 from $70.4 million in 4Q19
  - Higher compensation expense largely due to payroll taxes and higher seasonal expenses
  - FDIC assessment in 1Q20 reflects quarterly run rate
  - Professional fees decreased 45% Q-o-Q
  - Advertising and Marketing expense down 32% Q-o-Q
- Annualized noninterest expense to average assets at 1.87% in 1Q20 vs. 1.85% in 4Q19
- Efficiency ratio improves to 54.42% in 1Q20 vs. 55.68% in 4Q19

Hope Bancorp

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Deposit Trends Deposit Composition  Total end‐of‐period (“EOP) deposits increased 2.5% Q‐o‐Q, or  10% annualized $12.25 Billion $12.53 Billion $12.84 Billion  EOP Loan‐to‐Deposit ratio of 97.14% as of 1Q20  Positive shift in deposit mix continued with increases in  24.1% 24.8% 23.4% lower‐cost deposits and decreases in time deposits 36.6% 41.2% 48.9% – 22% increase in MMA & NOW balances Q‐o‐Q – 9% decreased in time deposits Q‐o‐Q 25.2% 31.8% 2.1% 37.8% 1.8% 2.2%  Total cost of deposits decreased 15bps in 1Q20 from 4Q19   3/31/2019 12/31/2019 3/31/2020 M‐o‐M decrease in deposit costs for Mar 2020 reflects 150  bps Fed Funds rate cuts in that month DDA MMA/NOW Savings Time Deposit Cost Trend  CD Originations & Maturity Schedule 1.80% Average  ($ millions) Amount Blended  1.70% Rate 1.60% 1.65% 1.50% 1.63% 1.64% 1.62% Jan 2020 $518 1.72% 1.61% 1.58% 1.40% 1.54% 1.49% CD Originations and  Feb 2020 $537 1.73% 1.30% 1.44% 1.43% 1.42% Renewals Mar 2020 $574 1.10% 1.20% 1.10% 1.18% Apr MTD $773 0.83% 1.00% Q2 2020 $1,460 1.98% Cost of Deposits Q3 2020 $1,265 2.19% CD Maturity Schedule Q4 2020 $893 1.91% DDA = Noninterest bearing demand deposits MMA/NOW = Money market and NOW deposits Q1 2021 $1,001 1.68% NOW = Negotiable Order of Withdrawal 16

Strong Capital & Liquidity Positions Robust Capital Position Sufficient Liquidity Sources (as of 3/31/2020) 03/31/2020 ($ Thousands) Available Borrowing Capacity 13.08% FHLB Remaining Capacity 3,201,618 11.44% 10.88% FRB Discount Window 762,103 9.92% Unsecured lines with other banks 320,000 10.00% Total Borrowing Capacity 4,283,721 Brokered Deposit Availability  688,136 6.50% (internal policy limit 15% of Total Assets) 5.00% Investment Repo Line 1,293,821 (unpledged securities 95%) Total Risk‐ Tier 1 Tier 1 Tangible Based Capital Leverage Common Common Ratio Capital Ratio Equity Ratio Equity/  No meaningful change in primary source of liquidity since COVID‐19  Tangible Assets Pandemic Capital in Excess of Minimum Standard  Full participation in FRB’s PPP lending facility to fund PPP loan  Minimum Guideline for Well Capitalized Institutions originations minimizes use of other secondary liquidity sources  Closely monitoring liquidity position on a daily basis 17

Near-Term Outlook  Actively supporting customers’ access and receipt of government’s COVID‐19 relief programs and funds  Closely monitoring economy to mitigate COVID‐19 risks to operations  Continuation of positive operating trends  Favorable shift in mix of deposits to lower‐cost core deposits and decreasing deposit costs  Concentrated focus on expense management leading to improving efficiencies   Early identification and proactive management strategy to minimize COVID‐19 impact on asset  quality  Limiting guidance due to lack of visibility and uncertainty around severity and duration of the COVID‐19  Pandemic   Managing capital position to maintain sufficient capital to support clients and communities – including  prudent evaluation of quarterly dividend Committed to Building on Strong Foundation and Enhancing Long‐Term Shareholder Value With HOPE, we will get through this Together 18

2020 First Quarter Earnings Conference Call Q&A 19